SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Total Return Bond Fund
The following information replaces existing similar disclosure in the “FEES AND EXPENSES” section of the fund’s summary prospectus:
The Advisor has contractually agreed through May 31, 2024 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.80%, 1.55%, 1.05%, 0.55%, 0.55% and 0.55% for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference
April 25, 2023
PROSTKR23-18